Exhibit 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Don H. Davis, Jr., Chairman of the Board and Chief Executive Officer of Rockwell Automation, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Rockwell Automation, Inc. (formerly Rockwell International Corporation) and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K of Rockwell International Corporation (presently Rockwell Automation, Inc.) for the year ended September 30, 2001;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Rockwell International Corporation and Rockwell Automation, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o   any amendments to any of the foregoing.


/s/ Don H. Davis, Jr.                                  Subscribed and sworn to
---------------------------                            before me this 6th day of
Don H. Davis, Jr.                                      August 2002.

Date: 8-6, 2002                                        /s/ Karen A. Balistreri
                                                       -----------------------
                                                       Notary Public

                                                       My Commission Expires:
                                                       is permanent
                                                       ------------

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